UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2024

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

General

On June 28, 2024, Oncocyte Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) virtually via live webcast at https://web.lumiconnect.com/259974801. Present at the Annual Meeting virtually or by proxy were holders of 10,894,536 shares of common stock of the Company, which represented 81.52% of the voting power of all shares of common stock of the Company as of April 29, 2024, the record date for the Annual Meeting.

Proposals

The shareholders of the Company voted on the following proposals at the Annual Meeting, as more fully described in the definitive proxy statement on Schedule 14A relating to the Annual Meeting, which was originally filed with the Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”):

1.	To elect the following four (4) director nominees to hold office until the next Annual Meeting of Shareholders or until their earlier death, resignation, or removal: Joshua Riggs, Andrew Arno, Andrew J. Last and Louis E. Silverman;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

3.	To approve, on a non-binding advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2023.

Voting Results

The final voting results for each of these proposals at the Annual Meeting are detailed below.

1. Election of Directors

	Shares Voted
Director Nominee	For	Withheld	Broker Non-Votes
Joshua Riggs	7,979,657	5,669	2,738,143
Andrew Arno	7,977,289	6,829	2,738,143
Andrew J. Last	7,829,881	5,669	2,738,143
Louis E. Silverman	7,995,123	5,669	2,738,143

Based on the votes set forth above, each director nominee was duly elected to serve until the annual meeting of shareholders to be held in 2025 or until his earlier death, resignation, or removal.

2. Ratification of Appointment of Accounting Firm

Shares Voted
For	Against	Abstained	Broker Non-Votes
10,827,419	10,940	11,175	2,515,103

Based on the votes set forth above, the shareholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3. Say On Pay Proposal

Shares Voted
For	Against	Abstained	Broker Non-Votes
8,124,929	20,342	11,123	4,208,243

Based on the votes set forth above, the shareholders approved, on a non-binding advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2023.

Item 8.01. Other Events.

On July 1, 2024, the Board of Directors of the Company (the “Board”) determined that Mr. Arno qualifies as “independent” in accordance with Rule 5605(a)(2) of The Nasdaq Stock Market LLC (“Nasdaq”), as well as the additional independence standards for audit committee and compensation committee members, under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and under Nasdaq Rule 5605(d)(2), respectively.

As such, the Company’s Chairman of the Board, Mr. Arno, is independent, and, as of July 1, 2024, the members of each standing committee are as follows:

Name	Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee
Andrew Arno	✔	✔	Chair
Andrew J. Last	Chair	✔	✔
Louis E. Silverman	✔	Chair	✔

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: July 5, 2024	By:	/s/ Joshua Riggs
Joshua Riggs
President and Chief Executive Officer